[GRAPHIC - ARTHUR ANDERSEN LOGO]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 21, 2000 incorporated by reference in this Form 10-K of Staten Island Bancorp, Inc. ("Bancorp"), into Bancorp's previously filed Registration Statements on Form S-8 (File Nos. 333-75133 and 33-46693).



                                                       /s/ Arthur Andersen LLP
                                                       -----------------------
                                                       Arthur Andersen LLP

New York, New York
March 28, 2000